Prospectus Supplement	May 24, 2024

Putnam Focused Large Cap Value ETF

Prospectuses dated December 30, 2023

Although the fund is classified as a non-diversified fund, the fund is currently operating as a diversified fund, and under current law, shareholder approval would be required for the fund to resume operating as non-diversified. Effective immediately, all references to the fund’s non-diversified classification and related disclosure are deleted.

Shareholders should retain this Supplement for future reference.

336806 5/24

Statement of Additional Information Supplement	May 24, 2024

Putnam Focused Large Cap Value ETF

Statement of Additional Information dated December 30, 2023

The second paragraph in the section FUND ORGANIZATION AND CLASSIFICATION is deleted and replaced with the following:

The fund is an open-end non-diversified management investment company with an unlimited number of authorized shares of beneficial interest (although, as indicated below, the fund has adopted non-fundamental investment policies requiring the fund to be managed as a “diversified” management investment company). The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine.

The last two paragraphs in the section INVESTMENT RESTRICTIONS are deleted and replaced with the following:

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The fund may not and will not:

1.	With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

2.	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

SAI Supplement – 5/24

The fund is currently operating as a diversified fund consistent with non-fundamental investment policies (1) and (2) above. The fund has previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the fund to resume operating as non-diversified.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Notwithstanding the foregoing, the fund’s investments and operations will be limited by the terms and conditions of an exemptive order from the Securities and Exchange Commission pursuant to which the fund operates (see “Miscellaneous Investments, Investment Practices and Risks” in Part II of this SAI). For example, the order prohibits the fund from borrowing for investment purposes, holding short positions, and purchasing any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) under the 1940 Act) at the time of purchase.

Shareholders should retain this Supplement for future reference.

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